UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   December 9, 2002

Zimmerman Sign Company

(Exact name of registrant as specified in charter)

Texas (State or other jurisdiction of incorporation)	0-21737 (Commission File Number)	75-0864498 (IRS Employer Identification No.)

9846 Highway 31 East

Tyler, Texas 75705

(Address of principal executive offices)

(903) 535-7400

(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

On December 9, 2002, Zimmerman Sign Company (the "Registrant") adopted a stock option plan for issuance of options to certain officers of the Registrant. A copy of the Registrant's 2002 Stock Option Plan is attached hereto as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a) Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Exhibits

99.2    Zimmerman Sign Company 2002 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

ZIMMERMAN SIGN COMPANY

DATE: December 9, 2002        By: /s/ Chris James

Chris James

Chief Financial Officer

(Principal Accounting Officer)